                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-4893

                 ______________________________________________

                              THE TAIWAN FUND, INC.
________________________________________________________________________________
               (Exact name of registrant as specified in charter)

                               225 FRANKLIN STREET
                                BOSTON, MA 02110
________________________________________________________________________________
     (Address of principal executive offices in the United States)(Zip code)

    (Name and Address of Agent for                         Copy to:
              Service)

       State Street Bank and                           Laurence E. Cranch, Esq.
           Trust Company                              Clifford Chance U.S. LLP
      Attention: Ann M. Casey                             200 Park Avenue
        225 Franklin Street                        New York, New York 10166-0153
         Boston, MA 02110

Registrant's telephone number, including area code: (800) 636-9242

Date of fiscal year end: August 31, 2003

Date of reporting period: August 31, 2003

ITEM 1. REPORTS TO SHAREHOLDERS.

          THE TAIWAN
          FUND, INC.(R)




.. . . . . . . . . . . . . . . .





         Annual Report
        August 31, 2003




           THE TAIWAN
           FUND, INC.


          What's Inside

                                   Page
                                   ----
Chairman's Statement                 2

Report of the Investment
   Manager                           4

Portfolio Snapshot                   9

Investments                         10

Financial Statements                14

Notes to Financial
   Statements                       17

Independent Auditors'
   Report                           20

Other Information                   21

Summary of Dividend                 22
   Reinvestment and
   Cash Purchase Plan

Directors and Officers              24


    . . . . . . . . . . . . . .

    CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the Annual Report of The Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 2003. During this period, the Fund's net asset value ("NAV") increased by 13.35% in U.S. dollar terms and by 13.10% in New Taiwan ("NT") dollar terms. During the same period, the Taiwan Stock Exchange Index (the "TAIEX") increased by 18.59% in NT dollar terms. The NT dollar appreciated over the U.S. dollar by 0.23% during this period.

On August 31, 2003, the Fund's shares were trading at US$11.09 per share, reflecting a discount of 13.49% to the Fund's NAV per share of US$12.82. The Fund's shares were trading at a discount of 18.04% on August 31, 2002.

The global economy advanced in the second quarter of 2003, encouraged by a quick ending of the war between the U.S. and Iraq. Confidence was rebuilt after the war, and economic growth has resumed on the back of increased spending and investments. U.S. real GDP growth, for example, accelerated to 3.1% in the second quarter of 2003 from 1.4% in the first quarter. It is expected that the global economy should keep growing in the second half of 2003 and even through 2004 with the help of record-low interest rates and continued government stimuli. According to the International Monetary Fund, the global economy should grow 4.1% in real terms in 2004 following 2003's projected 3.2%. In the foreseeable future, the global economic outlook appears to be positive with optimism rising steadily, albeit slowly.

Taiwan's economy dipped in the second quarter of 2003 before catching up with the global economy later in the year. In fact, most Asian countries suffered a sudden setback in economic activity during the second quarter of 2003, as the outbreak of SARS (severe acute respiratory syndrome) slowed consumer spending. According to the Taiwan Directorate General of Budget Accounting and Statistics, Taiwan's real GDP contracted 0.08% in the second quarter of 2003, compared to a growth of 3.53% in the first quarter. However, the impact of SARS proved to be short-lived. Taiwan's real GDP growth rate is now expected to increase to 3.96% in the third quarter of 2003, and to rise to 4.67% in the fourth quarter. Export growth should continue to lead the way due to robust demand from the U.S. as well as China. Domestic demand should also recover as the housing market improves due to lower interest rates. Taiwan's economy is now poised to follow the global economy and should continue expanding.

Over the longer-term, however, the global economy must overcome some headwinds to move forward at full speed. The most important one is the economy's inability to generate jobs. The slack in the

--------------------------------------------------------------------------------

economy may turn out to be so large that more time will be required to restore a balance between aggregate supply and demand. This means that current economic growth may not be sustainable, and a cyclical down-cycle may loom as soon as in 2004.

Another issue is the Chinese economy. It is likely that the fast growing Chinese economy will need to slow down to avoid an investment-led bubble which would dampen the country's long-term prospects. Foreign investments have been one of the key factors contributing to China's growth. The Chinese government is concerned about the amount of money flowing into the nation, especially since speculation on Renminbi appreciation has further contributed to unstable short-term liquidity that may adversely affect its economy. Several measures to cool off excess investment flows, particularly in the property sector, were adopted by the government, including a symbolic action by the central bank to increase the reserve requirement. This may put pressure on the economic recovery of other countries that rely on China's economy. Taiwan, in particular, may suffer a fairly severe impact because of its close ties to China.

In August 2003, City of London Investment Group PLC and City of London Investment Management Company Limited (together, "City of London"), which we believe together constitute the Fund's largest shareholder, filed with the U.S. Securities and Exchange Commission a statement on Schedule 13D regarding the Fund. In the Schedule 13D, City of London expressed concern regarding the under-performance of the Fund's net asset value compared to its benchmark, the Taiwan Stock Exchange Index (the "TAIEX") and the number of changes that have taken place in the position of Fund portfolio manager during the past several years. The Fund's Board of Directors recognizes that the under-performance of the Fund compared to the TAIEX and the portfolio manager changes are of concern to shareholders. The Board shares this concern and has been reviewing and continues to review a number of alternatives to address these issues and thereby to enhance shareholder value. The Board will keep shareholders advised of its progress towards addressing these important issues.

We believe that with Taiwan's underlying strength the Fund will remain competitive on a global basis. We appreciate your continued support.

Sincerely,

/s/ S.Y. Wang

S. Y. Wang
Chairman

    REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

The Fund's net asset value ("NAV") increased by 13.35% in U.S. dollar terms and by 13.10% in New Taiwan ("NT") dollar terms during the fiscal year ended August 31, 2003. The Taiwan Stock Exchange Index (the "TAIEX") increased by 18.59% in NT dollar terms during the same period. The Fund underperformed the TAIEX in the first half of the fiscal year, but later recovered to outperform the TAIEX in the second half of the fiscal year. Relative to other investment funds which the Fund considers its peers, the Fund has achieved superior performance for the past year ranking it in first place on a twelve-month basis.

We attribute our improving performance to our heavy exposure in the technology sector, which outperformed the TAIEX from February to August. We re-adjusted our investment focus to overweight the technology sector in May in time to benefit from this sector's rally since that time. Our decision to stay underweight in the finance sector also proved correct, as this sector underperformed the TAIEX significantly from May to July. Although our performance in the first six months of Fiscal Year 2003 was adversely affected in January when various domestic sectors unexpectedly surged, we were able to recoup our underperformance gradually for the remaining part of the year.

MONTHLY PERFORMANCE COMPARISON, PERCENTAGE IN NT DOLLAR TERMS

                                RELATIVE             RELATIVE
                        TECH       TO      FINANCE      TO
              TAIEX    SECTOR    TAIEX     SECTOR     TAIEX
              ------   ------   --------   -------   --------
2002   Aug     (3.55)   (3.00)    0.55      (3.17)      0.38
       Sep    (12.03)  (11.51)    0.52     (11.38)      0.65
       Oct      9.24     7.11    (2.13)      7.16      (2.08)
       Nov      1.48     0.29    (1.19)     (0.35)     (1.83)
       Dec     (4.18)  (10.85)   (6.67)      6.48      10.66
2003   Jan     12.64     6.32    (6.32)     20.17       7.53
       Feb    (11.62)   (8.65)    2.97     (17.80)     (6.18)
       Mar     (2.51)   (1.83)    0.68      (3.26)     (0.75)
       Apr     (4.01)   (1.00)    3.01      (3.64)      0.37
       May      9.83    10.20     0.37       6.31      (3.52)
       Jun      6.94     8.83     1.89       4.60      (2.34)
       Jul      9.16    13.93     4.77      (2.19)    (11.35)
       Aug      6.25     6.81     0.56       8.60       2.35

Source: Taiwan Economic Journal

--------------------------------------------------------------------------------

To better enhance portfolio returns with managed risk exposure, we have gradually increased the degree of concentration in our active portfolio by focusing on only a few companies which we expect to outperform our TAIEX benchmark over time. The number of stocks in the active portfolio, as a result of this initiative, was reduced from 79 at the end of August 2002 to 46 at the end of February 2003. We further reduced the number of stocks to 25 during May 2003, as we believed such degree of concentration was appropriate given the fact that we already had a well-diversified core portfolio accounting for 60% of the Fund's NAV. We intend to keep this level of concentration in the active portfolio for the foreseeable future.

INVESTMENT OUTLOOK

Last year, we were optimistic about the market, as we believed the global economy should gradually bottom out on better confidence, recovering consumer spending, increasing business investments, and an improving job market. We saw the market bottom out and make a strong rally from the second quarter of 2003. But there is still one missing aspect: the creation of jobs.

In the U.S. for example, private non-farm payrolls were down by about 1.3 million since the U.S. economy passed its official trough some 21 months ago. This is inconsistent with historical recovery patterns, which would predict an increase of more than 2 million jobs at the current stage, according to Morgan Stanley. This shortfall of new jobs represents a serious issue for the economic recovery.

On a more bullish note, however, we believe our cautious economic view should be placed in the context of a favorable market environment characterized by ample liquidity and rising cyclical demand in the near term. In particular, the still-pending inventory cycle may emerge to become a major catalyst for continued economic growth in the next six months. As we have indicated in our semi-annual report, businesses have been keeping such lean inventories that they may turn out to be insufficient once demand picks up. The U.S. inventory-to-sales ratio plunged to record low of 1.37 months in July. As low interest rates and government stimuli continue to support consumer spending, it is increasingly likely that businesses may soon begin re-stocking their inventories, contributing to further economic growth into 2004.

We expect the Taiwan stock market to trend up in the near-term, driven by improving prospects and ample liquidity. Strong export growth is anticipated in the second half of 2003, in line with seasonal strengths. More encouragingly, domestic demand is improving as evidenced by the recovering property sector, in which stocks have on average risen about 49% so far in 2003. In terms of liquidity, a

--------------------------------------------------------------------------------

continued stream of money due to positive factors such as low interest rates and increasing foreign investment interest has helped support the market. The liquidity from abroad, much of it representing funds invested to track the Morgan Stanley Capital International Inc. ("MSCI") index, is especially worth noting because of its scale. Many foreign investors have come to believe that MSCI is likely to announce the lifting of Taiwan's limited investability factor ("LIF") in its November review in response to the government's decision to abolish the QFII system by the end of October. Although it is expected that MSCI will not raise the LIF to a full 100% from the current 55% and the implementation may occur in two stages, liquidity has already flowed to take positions while stock prices are relatively low. We estimate that US$2 billion will flow into Taiwan as a result of the MSCI adjustment, providing strong support for the market ahead of the actual implementation in 2004.

Another source of liquidity comes from currency exchange. We believe the NT dollar is set for further appreciation over the US dollar in 2004. As a result, people are exchanging US dollars for NT dollars to avoid potential currency losses. The amount of such liquidity (on-shore foreign exchange deposits) has remained stable at around NT$1 trillion to NT$1.2 trillion since 2001. This liquidity should result in "asset reflation" in 2004, which should support domestic demand and benefit related sectors.

China-related opportunities should continue to attract investors in 2004, but caution is warranted. Momentum may be slowing in various sectors, including both domestic and export-oriented sectors.

INVESTMENT STRATEGY

We will continue to focus on the investment themes we have repeatedly stressed in our previous reports, including Outsourcing Winner, China Harvest, and New Product. But we will also be watching closely the impact of upcoming issues such as NT dollar appreciation and China's slowing growth. It is becoming more important to do bottom-up rather than top-down analysis, because of the mixed macro economic outlook. Strategically, we will be extremely price sensitive in buying companies that may be affected by these issues. We will also be looking for opportunities resulting from asset reflation plays in related sectors. In general, we expect the market to trend up by the end of 2003 and consolidate in early 2004. The market for the second half of 2004 will depend on whether the global economy develops a more balanced source of growth; i.e., domestic demand in countries other than the U.S.

--------------------------------------------------------------------------------

For the theme of Outsourcing Winner, we will concentrate on the technology sector with investments in notebook PC manufacturers, handset manufacturers, IC foundry and packaging. The replacement effect in the PC industry has favored notebook suppliers in 2003 and we expect such a trend to continue in 2004. Global unit shipments of notebook PC's are expected to grow over 20% in 2004, following a similar growth rate in 2003. A leading cost-effective producer of notebook PC's, Taiwan should see larger growth than the market in general, as related companies continue to gain market share. For handset manufacturers, the investment rationale is the same: market share gains in a growing industry that is commoditizing. In the area of IC foundries and packaging, the reasons are somewhat different. The increasing outsourcing trend in this segment is driven by companies' strong competence in process technology for IC fabrication. We believe investing in such companies should consistently provide better performance in the long run.

For the theme of China Harvest, we will spread our risks among various sectors benefiting from continued growth in domestic demand. Our previous focus on the auto sector has been scaled down due to increased competition and slowed market momentum. Cyclical plays in commodities, basic materials, and transportation are still attractive, but we think valuations will become rich in 2004 as the current cycle is expected to peak in 2005. Therefore, we will pay more attention to consumer non-cyclical plays in sectors such as food and beverage. We believe there are still plenty of growth opportunities in China-related plays, and the theme of China Harvest should continue to be a significant focus.

Our New Product theme will focus on TFT-LCD (thin film transistor-liquid crystal display) and DVD (digital versatile disc) related companies. The proliferation of TFT-LCD products is perhaps the most exciting development in the technology sector in recent years. Driven by increasing adoption in monitors and TVs, the TFT-LCD sector has grown to become a large industry in Taiwan comparable in significance to the semiconductor sector. It is projected that global TFT-LCD TV shipments should grow from around 4 million units in 2003 to more than 30 million units by 2006 as prices come down. Supply in this sector, in terms of TFT-LCD panel production, is constrained by technology hurdles and the limited number of manufacturers. The thriving DVD market should also experience continued growth, as the high-quality digital media offered by related products becomes a necessity in everyday life. We expect companies in the supply chain of DVD players, DVD drives, or DVD recorders to outperform the market as the industry's growth extends into 2004. Other areas of interest within the New

--------------------------------------------------------------------------------

Product theme include DSC (digital still camera) and next-generation handset (color/camera embedded 3G phone), but both of these are less attractive due to intensified competition and mounting inventory levels.

The big picture in the finance sector, which would benefit from asset reflation, is improving noticeably with banks cleaning up their non-performing loans during the past few years. Commercial loan growth may combine with consumer loan growth and help stimulate financial sector shares. A favorable interest rate outlook and supportive government policy, also support positive market sentiment. Valuation is another attractive feature for financial sector shares, which were trading at around 1.4X book value at the end of August 2003. This is a relatively low figure compared to the overall market's 1.8X and this sector's own average of 3.4X for the past ten years. We expect to build up more positions in the finance sector as conditions improve.

In conclusion, we expect to maintain a balanced portfolio in the year ahead to take advantage of these various themes. Our investment outlook, though cautious in the mid-term, is rather optimistic as we are confident in Taiwan's long-term positive prospects given its proven strengths in global competition.

Thank you for your support of the Fund and we look forward to discussing our strategy again in coming reports.

Sincerely,

/s/ Alan Huang               /s/ Jovi Chen
Alan Huang                   Jovi Chen
Lead Portfolio Manager       Deputy Portfolio Manager

    PORTFOLIO SNAPSHOT*
--------------------------------------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2003               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.3
--------------------------------------------------
Au Optronics Corp.                         3.8
--------------------------------------------------
MediaTek, Inc.                             3.5
--------------------------------------------------
Quanta Computer, Inc.                      2.9
--------------------------------------------------
Compal Electronics, Inc.                   2.8
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        2.5
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  2.5
--------------------------------------------------
Asustek Computer, Inc.                     2.4
--------------------------------------------------
Formosa Chemicals & Fibre Corp.            2.4
--------------------------------------------------
United Microelectronics Corp. Ltd.         2.3
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2003             %
--------------------------------------------------
Semi-conductor                            20.4
--------------------------------------------------
PC & Peripherals                          16.6
--------------------------------------------------
Electronics                               12.1
--------------------------------------------------
Financial Services                         9.5
--------------------------------------------------
Telecommunications                         7.8
--------------------------------------------------
Plastics                                   5.2
--------------------------------------------------
Automobiles, Tires & Accessories           5.0
--------------------------------------------------
Textiles & Apparel                         4.0
--------------------------------------------------
Iron & Steel                               3.1
--------------------------------------------------
Others & Miscellaneous                     2.4
--------------------------------------------------

                            TOP TEN EQUITY HOLDINGS

HOLDINGS AS OF AUGUST 31, 2002               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     9.1
--------------------------------------------------
United Microelectronics Corp. Ltd.         4.2
--------------------------------------------------
Hon Hai Precision Industry Co. Ltd.        3.9
--------------------------------------------------
Chunghwa Telecom Co. Ltd.                  3.0
--------------------------------------------------
Formosa Plastic Corp.                      2.7
--------------------------------------------------
MediaTek, Inc.                             2.6
--------------------------------------------------
Cheng Shin Rubber Industrial Co.           2.6
--------------------------------------------------
Quanta Computer, Inc.                      2.5
--------------------------------------------------
Chinatrust Financial Holdings              2.1
--------------------------------------------------
Nan Ya Plastic                             2.0
--------------------------------------------------

                       TOP TEN EQUITY INDUSTRY WEIGHTINGS

WEIGHTINGS AS OF AUGUST 31, 2002             %
--------------------------------------------------
Electronics                               17.7
--------------------------------------------------
PC & Peripherals                          16.5
--------------------------------------------------
Semi-conductor                            16.3
--------------------------------------------------
Banks                                      8.7
--------------------------------------------------
Telecommunications                         6.8
--------------------------------------------------
Financial Services                         6.3
--------------------------------------------------
Plastics                                   5.4
--------------------------------------------------
Rubber                                     3.1
--------------------------------------------------
Textiles & Apparel                         3.0
--------------------------------------------------
Automobiles, Tires & Accessories           1.6
--------------------------------------------------

* Percentages based on total investments at August 31, 2003 and August 31, 2002, respectively.

    THE TAIWAN FUND, INC.
    INVESTMENTS/AUGUST 31, 2003 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS IN SECURITIES)
--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
COMMON STOCKS - 96.0%
BASIC INDUSTRIES -- 10.4%
CEMENT -- 0.6%
Asia Cement Corp. .........................   1,064,000   $    480,657
Taiwan Cement Corp. .......................   1,749,300        646,558
                                                          ------------
                                                             1,127,215
                                                          ------------
CHEMICALS -- 0.9%
Apex Biotechnology Corp. ..................     363,789        346,821
Eternal Chemical Co. Ltd. .................     585,000        298,592
Ho Tung Chemical Corp. (a).................     871,000        383,250
Oriental Union Chemical Corp. .............     394,520        425,883
Yung Shin Pharmaceutical Industries Co. ...     654,000        464,265
                                                          ------------
                                                             1,918,811
                                                          ------------
GLASS -- 0.3%
Taiwan Glass Industrial Corp. .............     814,730        549,686
                                                          ------------
IRON & STEEL -- 3.1%
China Steel Corp. .........................   6,010,830      4,813,601
Feng Hsin Iron & Steel Co. Ltd. ...........     469,000        331,561
Sheng Yu Steel Co. Ltd. ...................     265,630        331,161
Tung Ho Steel Enterprise Corp. (a).........   1,430,100        509,701
Yieh Phui Enterprise.......................     668,000        562,382
                                                          ------------
                                                             6,548,406
                                                          ------------
PAPER & FOREST PRODUCTS -- 0.0%
Yuen Foong Yu Paper Manufacturing Co.
  Ltd. ....................................      15,990          6,098
                                                          ------------
PLASTICS -- 5.2%
Formosa Plastic Corp. .....................   2,847,160      4,217,706
Grand Pacific Petrochemical Co. Ltd. (a)...   1,070,000        414,315
Nan Ya Plastics Corp. .....................   3,883,840      4,671,089
Taiwan Styrene Monomer Corp. ..............     586,300        466,082
Union Petrochemical Technology Corp. ......   1,468,800        609,666
USI Far East Corp. (a).....................   1,559,000        523,630
                                                          ------------
                                                            10,902,488
                                                          ------------
WIRE & CABLE -- 0.3%
Walsin Lihwa Corp. (a).....................   2,625,000        673,768
                                                          ------------
TOTAL BASIC INDUSTRIES.....................                 21,726,472
                                                          ------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
CONSTRUCTION & REAL ESTATE -- 0.6%
CONSTRUCTION & REAL ESTATE -- 0.6%
Cathay Real Estate Development Co. Ltd.
  (a)......................................   2,329,627   $    891,805
CTCI Corp. ................................     533,000        387,750
                                                          ------------
                                                             1,279,555
                                                          ------------
TOTAL CONSTRUCTION & REAL ESTATE...........                  1,279,555
                                                          ------------
DURABLES -- 9.2%
AUTOMOBILES, TIRES & ACCESSORIES -- 5.0%
Cheng Shin Rubber Industrial Co. ..........   1,823,040      2,240,698
China Motor Co. ...........................   2,444,625      4,302,655
Ta Yih Industrial Co. Ltd. ................   1,322,000      1,306,876
TYC Brother Industrial Co. Ltd. ...........   1,221,150      1,808,978
Yulon Motor Co. Ltd. ......................     691,000        802,687
                                                          ------------
                                                            10,461,894
                                                          ------------
CONSUMER ELECTRONICS -- 0.2%
Sampo Corp. (a)............................   1,089,000        479,173
                                                          ------------
TEXTILES & APPAREL -- 4.0%
Far Eastern Textile Co. Ltd. ..............   1,796,530        779,954
Formosa Chemicals & Fibre Corp. ...........   3,782,160      4,948,206
Formosa Taffeta Co. Ltd. ..................   1,330,760        550,417
Makalot Industrial Co. Ltd. ...............     172,800        380,170
Nien Hsing Textile Co. Ltd. ...............     428,000        463,280
Shinkong Synthetic Fibers Corp. (a)........   2,090,000        404,635
Tainan Enterprises Co. ....................     302,000        432,314
Yi Jinn Industrial Co. Ltd. (a)............   2,223,000        436,905
                                                          ------------
                                                             8,395,881
                                                          ------------
TOTAL DURABLES.............................                 19,336,948
                                                          ------------
FINANCE -- 11.0%
BANKS -- 1.5%
Chang Hwa Commercial Bank (a)..............   2,084,000      1,075,928
Cosmos Bank Taiwan (a).....................     918,000        414,702
Far Eastern International Bank (a).........     989,000        478,689
Hsinchu International Bank (a).............   1,084,000        472,203
International Bank of Taipei...............   1,305,150        612,567
                                                          ------------
                                                             3,054,089
                                                          ------------
FINANCIAL SERVICES -- 9.5%
Cathay Financial Holding Co. Ltd. .........   3,075,000      3,842,622
China Development Financial Holding Corp.
 (a).......................................   4,898,000      1,839,085
Chinatrust Financial Holding Co. Ltd. .....   2,056,830      1,677,321
E. Sun Financial Holding Co. Ltd. (a)......   1,536,000        761,467

 10 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
COMMON STOCKS - continued
FINANCIAL SERVICES - continued
First Financial Holdings Co. Ltd. (a)......   1,260,000   $    746,612
Fubon Financial Holding Co. Ltd. ..........   3,136,000      2,732,156
Fuh-Hwa Financial Holdings Co. Ltd. .......   1,794,587        539,587
Hua Nan Financial Holdings Co. Ltd. (a)....   2,053,000      1,463,417
Mega Financial Holding Co. ................   3,903,120      1,900,610
Shin Kong Financial Holdings Co. Ltd.
 (a).......................................   5,337,000      2,661,455
SinoPac Holdings Co. ......................   2,183,000        867,693
Taishin Financial Holdings Co. Ltd. .......   1,448,000        828,278
                                                          ------------
                                                            19,860,303
                                                          ------------
TOTAL FINANCE..............................                 22,914,392
                                                          ------------
INDUSTRIAL MACHINERY & EQUIPMENT -- 2.1%
INDUSTRIAL MACHINERY -- 2.1%
Fu Sheng Industrial Co. Ltd. ..............     277,000        450,968
Kaulin Manufacturing Co. Ltd. .............   1,465,000      2,492,520
Shihlin Electric & Engineering Corp. ......     947,000        513,919
Teco Electric & Machinery Co. .............   1,905,000        648,225
Yungtay Engineering Co. Ltd................     619,000        350,446
                                                          ------------
                                                             4,456,078
                                                          ------------
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT.....                  4,456,078
                                                          ------------
NON-DURABLES -- 0.4%
FOODS -- 0.4%
Uni-President Enterprises Corp. ...........   2,371,000        813,749
                                                          ------------
TOTAL NON-DURABLES.........................                    813,749
                                                          ------------
OTHERS & MISCELLANEOUS -- 2.4%
OTHERS & MISCELLANEOUS -- 2.4%
Giant Manufacturing Co. Ltd. ..............     320,000        385,802
National Petroleum Co. Ltd. ...............     795,000        620,329
Nien Made Enterprise Co. Ltd. .............     244,000        422,294
Pou Chen Corp. ............................     975,200      1,052,724
Taiwan Hon Chuan Enterprise Co. Ltd. ......   1,646,034      2,167,994
Ton Yi Industrial Corp. (a)................   1,414,000        398,193
                                                          ------------
                                                             5,047,336
                                                          ------------
TOTAL OTHERS & MISCELLANEOUS...............                  5,047,336
                                                          ------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
RETAIL & WHOLESALE -- 0.5%
GENERAL MERCHANDISE STORES -- 0.5%
Far Eastern Department Stores (a)..........   1,267,000   $    343,789
President Chain Store Corp. ...............     467,040        617,879
                                                          ------------
                                                               961,668
                                                          ------------
TOTAL RETAIL & WHOLESALE...................                    961,668
                                                          ------------
TECHNOLOGY -- 57.2%
COMPUTER SERVICE & SOFTWARE -- 0.3%
Stark Technology, Inc. ....................     357,500        304,122
Systex Corp. ..............................     594,000        336,292
                                                          ------------
                                                               640,414
                                                          ------------
ELECTRONICS -- 12.1%
Asia Optical Co., Inc. ....................      72,000        447,756
Au Optronics Corp. ........................   5,917,350      7,897,900
Billion Electric Co. Ltd. .................     452,000        270,484
Cheng Uei Precision Industry Co. Ltd. .....      12,300         24,896
Chi Mei Optoelectronics Corp. (a)..........   1,042,000      1,280,722
Chungwha Picture Tubes Ltd. (a)............   2,305,000      1,203,549
CMC Magnetics Corp. (a)....................   1,182,000        887,627
Compeq Manufacturing Co. Inc. (a)..........     969,000        376,628
Cyntec Co. Ltd. ...........................     349,800        310,911
Delta Electronics, Inc. ...................     609,000        803,901
Everlight Electronics Co. Ltd. ............   2,625,480      3,303,992
Formosa Epitaxy Inc. (a)...................     386,100        537,980
G Shank Enterprise Co. Ltd. ...............   2,187,704      1,289,905
Holy Stone Enterprise Co. Ltd. ............     250,000        388,677
Largan Precision Co. Ltd. .................      64,900        611,115
Lelon Electronics Corp. (a)................     508,950        291,127
Optimax Technology Corp. ..................     194,000        500,792
Phihong Enterprise Co. Ltd. ...............     484,984        278,841
Phoenixtec Power Co. Ltd. .................     447,965        525,626
Prodisc Technology, Inc. (a)...............     319,000        295,700
Quanta Display, Inc. (a)...................   1,047,000        577,401
Sintek Photronic Corp. (a).................     463,000        306,946
Spi Electronic Co. Ltd. ...................     203,000        354,312
Unimicron Technology Corp. ................     516,738        348,635
Weikeng Industrial Co. Ltd. ...............     581,900        380,650
Wintek Corp. ..............................     504,000        433,183
Ya Hsing Industrial Co. Ltd. ..............     507,604        710,259
Yageo Corp. (a)............................   1,688,000        618,950
                                                          ------------
                                                            25,258,465
                                                          ------------
PC & PERIPHERALS -- 16.6%
Acer, Inc. ................................     860,574      1,274,831
Advantech Co. Ltd. ........................     288,947        470,418

    The accompanying notes are an integral part of the financial statements.  11

--------------------------------------------------------------------------------

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
COMMON STOCKS - continued
PC & PERIPHERALS - continued
Aopen, Inc. ...............................     309,735   $    297,106
Asustek Computer, Inc. ....................   1,860,750      5,021,678
Benq Corp. ................................   2,931,600      4,342,793
Compal Electronics, Inc. ..................   3,842,450      5,861,173
Gigabyte Technology Co. Ltd. ..............     274,050        562,731
High Tech Computer Corp. ..................      98,400        305,966
Hon Hai Precision Industry Co. Ltd. .......   1,285,200      5,315,729
Inventec Co. Ltd. .........................   1,090,500        665,368
Lite-On Technology Corp. ..................     871,160        988,967
Micro-Star International Co. Ltd. .........     313,131        555,718
Mitac International Corp. .................     775,000        301,225
Premier Image Technology Corp. ............   1,144,000      1,946,377
Quanta Computer, Inc. .....................   2,419,700      5,997,790
Synnex Technology International Corp. .....     399,400        603,376
Transcend Information Co. Ltd. ............     136,640        316,649
                                                          ------------
                                                            34,827,895
                                                          ------------
SEMI-CONDUCTOR -- 20.4%
Advanced Semiconductor Engineering, Inc.
  (a)......................................   1,645,600      1,279,214
Elite Semiconductor Memory Technology
 Inc. .....................................     156,800        413,963
Faraday Technology Corp. ..................   1,126,250      2,725,598
MediaTek, Inc. ............................     727,650      7,257,290
Nanya Technology Corp. (a).................   1,420,370      1,149,962
Novatek Microelectronics Corp. Ltd. .......     238,050        673,858
Realtek Semiconductor Corp. ...............     273,600        593,910
Silicon Integrated Systems Corp. (a).......     885,000        742,476
Siliconware Precision Industries Co. (a)...   1,027,000        855,582
Sunplus Technology Co. Ltd. ...............     391,900        626,534
Taiwan Semiconductor Manufacturing Co.
 (a).......................................   9,917,640     19,491,988
United Microelectronics Corp. Ltd. (a).....   5,917,128      4,860,064
Via Technologies, Inc. ....................     552,000        850,103
Winbond Electronics Corp. (a)..............   1,950,000      1,138,310
Yosun Industrial Corp. ....................      10,745         11,883
                                                          ------------
                                                            42,670,735
                                                          ------------
TELECOMMUNICATIONS -- 7.8%
Abocom Systems Inc. .......................     752,000        300,006
Accton Technology Corp. ...................     508,426        390,753
Ambit Microsystems Corp. ..................     159,500        437,467
Askey Computer Co. ........................     589,100        354,255

                                                              US$
                                                             VALUE
                                               SHARES       (NOTE 1)
                                               ------       --------
Chunghwa Telecom Co. Ltd. .................   3,596,000   $  5,158,240
D-Link Corp. ..............................   3,347,000      3,593,435
Meiloon Industrial Co. Ltd. ...............     263,250        369,121
Microelectronics Technology, Inc. (a)......     862,000        302,168
Taiwan Cellular Corp. .....................   1,888,640      1,357,339
Zyxel Communications Corp. ................   2,027,450      3,984,721
                                                          ------------
                                                            16,247,505
                                                          ------------
TOTAL TECHNOLOGY...........................                119,645,014
                                                          ------------
TRANSPORTATION -- 2.2%
AIR TRAVEL -- 0.4%
China Airlines (a).........................   1,249,600        509,517
EVA Airways Corp. (a)......................   1,071,000        400,565
                                                          ------------
                                                               910,082
                                                          ------------
SHIPPING -- 1.8%
Evergreen Marine Corp. ....................     881,280        607,512
Wan Hai Lines Ltd. ........................     551,040        505,942
Yang Ming Marine Transport (a).............   3,079,000      2,637,336
                                                          ------------
                                                             3,750,790
                                                          ------------
TOTAL TRANSPORTATION.......................                  4,660,872
                                                          ------------
TOTAL COMMON STOCKS (Identified Cost --
 $140,609,408).............................                200,842,084
                                                          ------------
RIGHTS -- 0.0%
ELECTRONICS -- 0.0%
SPI Electronic Co. Ltd. (a)................     203,000          5,145
                                                          ------------
TOTAL RIGHTS (Identified Cost -- $0).......                      5,145
                                                          ------------
                                              MATURITY
                                               AMOUNT
                                                US$
                                              --------
REPURCHASE AGREEMENTS -- 0.3%
State Street Bank and Trust Co. at 0.50%
  dated 8/25/03, due 9/2/03 (collateralized
  by U.S. Treasury Note 2.875%, 6/30/04,
  market value $673,200)...................  $  659,007        659,000
                                                          ------------

 12 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

                                             PRINCIPAL        US$
                                               AMOUNT        VALUE
                                                NT$         (NOTE 1)
                                             ---------      --------
CERTIFICATES OF DEPOSIT -- 0.9%
The Shanghai Commercial Bank 0.775%,
  9/05/03 (b)..............................  65,876,722   $  1,932,435
                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT (Identified
 Cost -- $1,920,604).......................                  1,932,435
                                                          ------------
COMMERCIAL PAPER -- 2.8%
Chang Chun Petro Chemical Co.
 0.85%, 9/01/03 (b)........................   4,989,879        146,374
HWA Taiwan Electric
 0.875%, 9/29/03 (b).......................  12,690,718        372,271
Kuo Pu Motor Co. Ltd.
 1.05%, 10/20/03 (b).......................  49,753,428      1,459,473
Shinkong Synthetic Fibers Corp.
 0.875%, 1/16/04 (b).......................  49,828,678      1,461,680
Yuen Foong Yu Paper Manufacturing Co. Ltd.
 0.85%, 10/21/03 (b).......................  79,773,426      2,340,083
                                                          ------------
TOTAL COMMERCIAL PAPER (Identified Cost --
 $5,712,293)...............................                  5,779,881
                                                          ------------
TOTAL INVESTMENTS -- 100% (Identified
 Cost -- $148,901,305).....................               $209,218,545
                                                          ============

LEGEND:

US$ - United States dollar

NT$ - New Taiwan dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 2003, the aggregate cost basis of the Fund's investment securities for income tax purposes was $149,151,835.

Net unrealized appreciation of the Fund's investment securities was $60,066,710 of which $63,494,436 related to appreciated investment securities and $3,427,726 related to depreciated investment securities for the fiscal year ended August 31, 2003. In addition, as of August 31, 2003, the Fund had a capital loss carryforward of $82,718,763 for Federal income tax purposes which may be utilized to offset future capital gains through August 31, 2009 ($18,722,303) and August 31, 2010 ($39,995,101) and August 31, 2011 ($24,001,359.) As of
August 31, 2003, the Fund elected for Federal income tax purposes to defer $9,650,144 in current year post October 31 capital losses as though the losses were incurred on the first day of the next fiscal year.

    The accompanying notes are an integral part of the financial statements.  13

    FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2003

ASSETS
Investments in securities, at value (cost
  $148,901,305) (Notes 1 and 2) - See
  accompanying schedule.....................             $209,218,545
Cash........................................                        4
Cash in New Taiwan dollars (cost $83,982)...                   84,102
Dividend receivable.........................                1,194,759
Interest receivable.........................                   11,515
                                                         ------------
 Total assets...............................              210,508,925
                                                         ------------
LIABILITIES
Accrued management fee (Note 3).............   139,034
Taiwan withholding tax payable (Note 1).....   257,671
Other payables and accrued expenses.........   262,996
                                              --------
 Total liabilities..........................                  659,701
                                                         ------------
NET ASSETS..................................             $209,849,224
                                                         ============
Net Assets consist of (Note 1):
Paid in capital.............................              242,144,109
Accumulated undistributed net realized loss
 on investments in securities and foreign
 currency...................................              (92,619,437)
Net unrealized appreciation on investment
 securities and foreign currency............               60,324,552
                                                         ------------
NET ASSETS..................................             $209,849,224
                                                         ============
NET ASSET VALUE, per share ($209,849,224 /
 16,365,572 shares outstanding).............                    12.82
                                                         ============

STATEMENT OF OPERATIONS
For the Year Ended August 31, 2003

INVESTMENT INCOME
Dividends.................................                $  4,389,695
Interest..................................                      81,039
                                                          ------------
                                                             4,470,734
Less: Taiwan withholding tax (Note 1).....                    (883,570)
                                                          ------------
 Total Income.............................                   3,587,164
EXPENSES:
Management fee (Note 3)
 Basic fee................................ $  2,265,868
 Performance adjustment...................     (369,494)
Custodian fees and expenses...............      297,509
Administration and accounting fees (Note
 3).......................................      184,427
Directors compensation (Note 3)...........      229,672
Legal.....................................      195,333
Audit.....................................       56,793
Shareholder communications................      164,044
Delaware franchise tax....................       55,236
Insurance fees............................       60,471
Miscellaneous.............................       39,170
Transfer agent fees.......................       19,008
Taiwan stock dividend tax (Note 1)........      491,121
                                            -----------
 Total expenses...........................                   3,689,158
                                                          ------------
 NET INVESTMENT LOSS......................                    (101,994)
                                                          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 1)
Net realized loss on:
 Investment securities....................  (18,151,932)
 Foreign currency transactions............      (61,957)
                                            -----------
                                                           (18,213,889)
Change in net unrealized appreciation on:
 Investment securities....................   43,101,432
 Assets and liabilities denominated in
   foreign currencies.....................       10,173
                                            -----------
                                                            43,111,605
                                                          ------------
Net realized and unrealized gain..........                  24,897,716
                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS...............................                $ 24,795,722
                                                          ============

 14 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                Year Ended         Year Ended
                                                              August 31, 2003    August 31, 2002
                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment loss........................................   $   (101,994)      $ (1,963,201)
 Net realized loss on investments and foreign currency
   transactions.............................................    (18,213,889)       (14,110,866)
 Change in net unrealized appreciation on investments and
   foreign currency transactions............................     43,111,605         25,165,104
                                                               ------------       ------------
 Net increase in net assets resulting from operations.......     24,795,722          9,091,037
                                                               ------------       ------------
NET ASSETS
 Beginning of year..........................................    185,053,502        175,962,465
                                                               ------------       ------------
 End of year................................................    209,849,224        185,053,502
                                                               ============       ============
 Undistributed net investment income
 End of year................................................   $         --       $         --
                                                               ============       ============

    The accompanying notes are an integral part of the financial statements.  15

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                             Year Ended August 31,
                                          ------------------------------------------------------------
                                            2003         2002       2001(d)        2000         1999
                                          --------     --------     --------     --------     --------
SELECTED PER SHARE DATA
Net asset value, beginning of period....  $  11.31     $  10.75     $  21.42     $  21.61     $  15.36
                                          --------     --------     --------     --------     --------
Income from Investment Operations
 Net investment loss(a).................     (0.01)       (0.12)       (0.21)       (0.36)       (0.20)(b)
 Net realized and unrealized gain (loss)
   on investments.......................      1.52         0.68       (10.26)        0.17         7.46
                                          --------     --------     --------     --------     --------
 Total from investment operations.......      1.51         0.56       (10.47)       (0.19)        7.26
                                          --------     --------     --------     --------     --------
Less Distributions
 From net realized gains................        --           --        (0.20)          --        (1.01)
                                          --------     --------     --------     --------     --------
 Total distributions....................        --           --        (0.20)          --        (1.01)
                                          --------     --------     --------     --------     --------
Net asset value, end of period..........  $  12.82     $  11.31     $  10.75     $  21.42     $  21.61
                                          ========     ========     ========     ========     ========
Market value, end of period.............  $  11.09     $   9.27     $   9.88     $  17.63     $  18.31
                                          ========     ========     ========     ========     ========
TOTAL RETURN
Per share market value..................     19.63%       (6.17)%     (43.16)%      (3.75)%      79.41%
RATIO AND SUPPLEMENTAL DATA
Net assets, end of period (000
 omitted)...............................  $209,849     $185,054     $175,962     $350,595     $353,614
Ratio of expenses to average net
 assets(c)..............................      2.12%        2.20%        2.63%        2.30%        2.21%
Ratio of expenses to average net assets,
 excluding stock dividend tax expense...      1.83%        1.98%        2.15%        1.94%        1.88%
Ratio of net investment loss to average
 net assets.............................     (0.06)%      (0.97)%      (1.50)%      (1.54)%      (1.15)%
Portfolio turnover rate.................       148%         167%         125%         139%         125%

(a)  Based on average shares outstanding during the period.
(b) Net investment loss per share reflects a regular dividend from China Steel Corp. of $0.04 per share. (Based on shares outstanding at 8/31/99.)
(c) Expense ratio includes 20% tax paid on stock dividends received by the Fund.
(d)  Prior to 2001, the Fund was audited by PricewaterhouseCoopers LLP.

 16 The accompanying notes are an integral part of the financial statements.

    NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China ("ROC") companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract ("Management Contract") among HSBC Asset Management (Taiwan) Limited ("Adviser"), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America.

Security Valuation. All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors may prescribe. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

Repurchase Agreements. In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 2003 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed; certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended August 31, 2003, cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $246,213,287 and $248,240,289, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. As the Fund's investment adviser, HSBC receives a fee that is computed daily at an annual rate of 1.30% of the Fund's average net assets. The basic fee is subject to a performance adjustment (up to a maximum of + or -0.30%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

For the year ended August 31, 2003, the management fee, including the performance adjustments, was equivalent to an annual rate of 1.09% of average net assets.

Directors Fees. No director, officer or employee of the Adviser or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Adviser an annual fee of $10,000 plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended, and $1,000 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Corporation ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund's average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 2003, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding.

5. DISTRIBUTIONS

The Fund did not pay any distributions to shareholders during the year ended August 31, 2003. As of August 31, 2003, the components of distributable earnings on a tax basis were $0 of Undistributed Ordinary Income, $0 of Undistributed Long-Term Capital Gain, $60,074,022 of Unrealized Appreciation and ($92,368,907) of accumulated capital and other losses.

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to the tax deferral of losses on wash sales.

    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
THE TAIWAN FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Taiwan Fund, Inc., including the Fund's investments, as of August 31, 2003, and the related statement of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended August 31, 2000 were audited by other auditors whose report, dated October 12, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects the financial position of The Taiwan Fund, Inc. as of August 31, 2003, the results of its operations for the year ended, and the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Boston, Massachusetts
October 3, 2003

    OTHER INFORMATION
--------------------------------------------------------------------------------

SHARE REPURCHASE PROGRAM

The Board of Directors of the Fund, at a meeting held on April 23, 2001, authorized the Fund to repurchase up to 15% of the Fund's outstanding shares of common stock. The Fund will purchase such shares in the open market at times and prices determined by management of the Fund to be in the best interest of stockholders of the Fund. As of August 31, 2003 no shares have been repurchased by the Fund.

PRIVACY POLICY

                                 PRIVACY NOTICE

The Taiwan Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
[ ] Information about shareholder transactions with the Fund, its affiliates, or others; and
[ ] Information it receives from a consumer reporting agency.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (OTHER THAN DISCLOSURES PERMITTED BY
LAW).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-800-636-9242; and
(2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment adviser votes these proxies will become available by calling the same number and on the Commission's website when the Fund files its first report on Form N-PX which is due by August 31, 2004 covering the Fund's proxy voting record for the 12-month period ending June 30, 2004.

    SUMMARY OF DIVIDEND REINVESTMENT AND

    CASH PURCHASE PLAN
--------------------------------------------------------------------------------

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Equiserve Trust Company, N.A. ("Equiserve" or the "Plan Administrator"), a federally chartered trust institution, acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing:
Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

    SUMMARY OF DIVIDEND REINVESTMENT AND

--------------------------------------------------------------------------------

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Administrator's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Administrator will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Administrator will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Equiserve, c/o The Taiwan Fund, Inc. at P.O. Box 43010, Providence, RI 02940-3010, 1-800-426-5523.
If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.

    DIRECTORS AND OFFICERS (Unaudited)

--------------------------------------------------------------------------------

The following table sets forth certain information concerning each of the directors and officers of the Fund.

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
    NAME, ADDRESS         PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
      AND (AGE)           WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
    -------------         --------------    --------   ------------------------   -----------------------
Shao-Yu Wang (79)        Chairman of the      1986     Chairman of the Board of             --
Apt. 5H                  Board and                     Trustees, Soochow
No. 56 Tun Hwa           Director                      University
South Road, Section 2                                  (1987-present); Chairman
Taipei, Taiwan, ROC                                    of the Board of
                                                       Trustees, Min Chuan
                                                       University,
                                                       (1986-present); Chairman
                                                       of the Board of
                                                       Trustees, Fu-Dan High
                                                       School (1986-present)
                                                       Chairman, Evernew
                                                       Biotech, Inc. (1985-
                                                       present); Director, TSR
                                                       Corp. (1985-present)
David Dean (77)          Director             1991     Senior Advisor of the                --
8361 B. Greensboro                                     Chiang-Ching-Kuo
Drive                                                  Foundation
McLean, Virginia 22102                                 (1990-present)

Lawrence J. Lau (58)     Director             1998     Kwoh-Ting Li Professor     Director, Media
Stanford University                                    of Economic Development,   Partners International
Landau Economics                                       Stanford University        Holdings, Inc.
Building, Room 340                                     (1992- present);           (2001-present)
579 Serra Mall                                         Director, Stanford
Stanford, CA                                           Institute for Economic
94305-6072                                             Policy Research at
                                                       Stanford University
                                                       (1997-1999)
Joe O. Rogers (53)       Director             1986     Manager, The J-Squared     Director, The China
2477 Foxwood Drive                                     Team LLC (2003-present)    Fund, Inc.
Chapel Hill, NC 27514                                  The Rogers Team LLC,       (1992-present)
                                                       Organizing Member (July
                                                       2001-present); Executive
                                                       Vice President, Business
                                                       Development, Planet
                                                       Portal Inc. (September
                                                       1999-May 2001);
                                                       President, Rogers
                                                       International, Inc.
                                                       (September 1986-
                                                       September 1999); Vice
                                                       President, Business
                                                       Development, Thomson
                                                       Consulting (1998-1999)

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
    NAME, ADDRESS         PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
      AND (AGE)           WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
    -------------         --------------    --------   ------------------------   -----------------------
Jack C. Tang (75)        Director             1989     Honorary Chairman                    --
Tristate Holdings Ltd.                                 (April 2001-present),
66-72 Lei Muk Road                                     Co-Chairman (April 1999-
Kwai Chung                                             April 2001), Chairman &
New Territories                                        CEO (June 1998-April
Hong Kong                                              1999), Chairman Emeritus
                                                       (January 1997-June
                                                       1998), Tristate Holdings
                                                       Ltd.
Lawrence F. Weber (69)   Director             1995     Independent Consultant               --
156 Ide Rd.                                            (1993-present)
Williamstown, MA 01267

M. Christopher           Director             2003     Independent Consultant     Chairman and Director
Canavan, Jr. (64)                                      (2000-present); Partner,   of the Audit Committee,
73 Brook Street                                        PricewaterhouseCoopers     Bruker Biosciences,
Wellesley, MA 02482                                    LLP (Coopers & Lybrand)    Inc.
                                                       (1972-1999)
Anthony Kai Yiu Lo (54)  Director             2003     Founder and Managing       Member of Listing
1201 Sun Hung Kai                                      Director, Advantage Ltd.   Committee, Stock
Centre                                                 (1999-present); Vice       Exchange of Hong Kong
30 Harbor Road                                         Chairman, ABN Amro HG      Ltd. (1996-present)
Wanchai, Hong Kong                                     Asia Ltd. (1998-1999);

    DIRECTORS AND OFFICERS (continued) (unaudited)

--------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                       OCCUPATION OR EMPLOYMENT
NAME, ADDRESS             PRESENT OFFICE    DIRECTOR         DURING PAST             DIRECTORSHIPS IN
AND (AGE)                 WITH THE FUND      SINCE            FIVE YEARS          PUBLICLY-HELD COMPANIES
-------------             --------------    --------   ------------------------   -----------------------
Directors Considered Interested Persons

*Benny T. Hu (54)        President and        1993     Chairman, China            Director, Winbond
29 F, 97 Tun Hwa         Director                      Development Industrial     Electronics Corp.
South Road, Section 2                                  Bank (June                 (2002- present);
Taipei, Taiwan, ROC                                    2003-present); Chairman,   Director, Yangming
                                                       China Development Asset    Marine Transport Corp.
                                                       Management Corp. (June     (2001- present);
                                                       2001-present);             Director, China
                                                       Ambassador-at-Large,       Development Financial
                                                       Republic of China (May     Holding Corp. (June
                                                       2001-present)              2001- present)
*Gloria Wang (48)        Director             1998     President, HSBC Asset                --
99 Tun Hwa South                                       Management (Taiwan)
Road, Section 2                                        Limited (February 2002-
Taipei, Taiwan, ROC                                    present); Vice
                                                       President, HSBC Asset
                                                       Management (Taiwan)
                                                       Limited (1996-February
                                                       2002); Secretary and
                                                       Treasurer of the Fund
                                                       (1994-October 1998)
Carol Wang (38)          Secretary and                 Manager of Legal                     --
99 Tun Hwa South         Treasurer                     Department, HSBC Asset
Road, Section 2                                        Management (Taiwan)
Taipei, Taiwan, ROC                                    Limited (April 1994-June
                                                       2002); Manager of
                                                       General Administration
                                                       Office, HSBC Asset
                                                       Management (Taiwan)
                                                       Limited (June
                                                       2002-present)

---------------

* Director is considered to be an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment adviser. Ms. Wang is deemed to be an interested person because of her affiliation with the Fund's investment adviser. Mr. Hu is considered to be an interested person because he is the President of the Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242
    www.thetaiwanfund.com

    INVESTMENT ADVISER
    HSBC Asset Management (Taiwan) Limited
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    S.Y. Wang, Chairman of the Board and Director
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Gloria Wang, Director
    Lawrence F. Weber, Director
    M. Christopher Canavan, Jr., Director
    Anthony Kai Yiu Lo, Director
    Carol Wang, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR AND ACCOUNTING AGENT
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
    Equiserve Trust Company, N.A.

    LEGAL COUNSEL
    Clifford Chance US LLP
    New York, NY
    Lee and Li
    Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    KPMG LLP
    Boston, MA

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial and accounting officer. A copy of the registrant's code of ethics is attached hereto as Exhibit 10(a).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is M. Christopher Canavan, Jr. who is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated to its investment advisor the voting of proxies relating to the registrant's portfolio securities. The policies and procedures used by the investment advisor to determine how to vote proxies relating to the registrant's portfolio securities, including the procedures used when a vote presents a conflict of interest involving the investment advisor or any of its affiliates, are contained in the investment advisor's Proxy Voting Guidelines, which are attached hereto as Exhibit 10(c).

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Benny T. Hu, the registrant's President, and Carol Wang, the registrant's Treasurer, reviewed the registrant's disclosure controls and procedures (the "Procedures") and evaluated their effectiveness. Based on their evaluation, Mr. Hu and Ms. Wang determined that the Procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission's rules and regulations.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS

(a) Code of Ethics for Principal Executive and Senior Financial Officers.

(b) Certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Sections 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c) Proxy Voting Guidelines.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:  /s/Benny T. Hu
     --------------
     Benny T. Hu
     President of The Taiwan Fund, Inc.

Date: November 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/Benny T. Hu
     --------------
     Benny T. Hu
     President of The Taiwan Fund, Inc.

By:  /s/Carol Wang
     -------------
     Carol Wang
     Treasurer of The Taiwan Fund, Inc.

Date: November 5, 2003